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                                 Exhibit 10.15

                    AMENDMENT NO. 1 TO AMENDED AND RESTATED
                      AGREEMENT OF LIMITED PARTNERSHIP OF
                      EVANS WITHYCOMBE RESIDENTIAL, L.P.

  THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF EVANS WITHYCOMBE RESIDENTIAL, L.P. (this "Amendment"), effective as of the Effective Time (as defined in the Agreement and Plan of Merger dated as of August 27, 1997 ("Merger Agreement") between Equity Residential Properties Trust and Evans Withycombe Residential, Inc.).

                                   RECITALS:

  A. Evans Withycombe Residential, L.P., a Delaware limited partnership (the "Partnership"), is governed by that certain Amended and Restated Agreement of Limited Partnership of Evans Withycombe Residential, L.P. dated as of August 17, 1994 (the "Agreement").

  B. Evans Withycombe Residential, Inc., a Maryland corporation ("EWR") and the general partner of the Partnership, and Equity Residential Properties Trust, a Maryland real estate investment ("EQR"), have merged pursuant to the Merger Agreement (the "Merger").

  C. Pursuant to the Merger Agreement, the limited partners of the Partnership have approved the contribution of all the assets of the Partnership, subject to its liabilities, to ERP Operating Partnership, an Illinois limited partnership, on the terms and conditions provided for in the Merger Agreement (the "Asset Contribution").

  D. In connection with the Merger and the Asset Contribution, the limited partners of the Partnership desire to amend the Agreement as hereinafter set forth.

  E. The limited partners of the Partnership further desire to ratify and confirm the decision of the Board of Directors of Evans Withycombe Residential, Inc., in its capacity as general partner of the Partnership, not to present for consideration by the limited partners of the Partnership that certain proposed Amendment to the Agreement dated as of June 18, 1997 (the "11.2 Amendment").

                                  AGREEMENTS:

  1. AMENDMENTS TO ARTICLE 1: PROVISIONS RELATING TO DEFINED TERMS.

  (a) Article 1 of the Partnership Agreement is hereby amended by adding thereto the following definitions:

    "ASSET CONTRIBUTION AGREEMENT" means the Asset Contribution Agreement dated August 27, 1997 between the Partnership and ERP.

    "EFFECTIVE TIME" means the time the State Department of Assessments and Taxation of Maryland accepts for record the Articles of Merger between EQR and Evans Withycombe Residential, Inc.

    "EQR" means Equity Residential Properties Trust, a Maryland real estate investment trust, as successor by merger to Evans Withycombe Residential, Inc., a Maryland corporation.

    "ERP" means ERP Operating Limited Partnership, an Illinois limited partnership of which EQR is the general partner.

    "ERP COMMON UNITS" mean units of common partnership interest in ERP.

    "ERP UNITS" mean units of partnership interest in ERP.

  (b) The definitions of "Option Plans", "Partnership Record Date" and "Value" are hereby amended to change the references therein to "General Partner" to "EQR."

  (c) The definition of "Common Shares" is hereby amended to read as follows:

    "COMMON SHARES" mean common shares of beneficial interest, $.01 par value per share, of EQR.

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  (d) The definition of "General Partner" is hereby amended to read as follows:

    "GENERAL PARTNER" means EQR and ERP, as co-general partners, and their respective successors as co-general partners of the Partnership.

  (e) The definition of "Transaction" in Article I is hereby deleted.

  (f) The definition of "Unit Adjustment Factor" is hereby amended to read as follows:

    "UNIT ADJUSTMENT FACTOR" means 1.00 until the Effective Time and from and after the Effective Time 0.50; provided that in the event that EQR (a) declares or pays a dividend on its outstanding Common Shares in Common Shares or makes a distribution to all holders of its outstanding Common Shares in Common Shares, (b) subdivides its outstanding Common Shares or
  (c) combines its outstanding Common Shares into a smaller number of Common Shares, the Unit Adjustment Factor shall be adjusted by multiplying the Unit Adjustment Factor by a fraction, the numerator of which shall be the number of Common Shares issued and outstanding on the record date (assuming for such purpose that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of Common Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, contribution, subdivision or combination. In addition, while Section 7.5 hereof provides that EQR shall not directly or indirectly enter into or conduct any business except as permitted in said Section, if an event were to occur that would significantly affect the economic relationship between a Partnership Unit and a Common Share, the Unit Adjustment Factor shall also be appropriately adjusted. Any such adjustment to the Unit Adjustment Factor shall be determined by the Board of Trustees of EQR, whose determination as to whether an adjustment is necessary and the amount of such adjustment shall be conclusive absent manifest error. Any adjustment to the Unit Adjustment Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

  2. CHANGE OF PRINCIPAL OFFICE. The second sentence of Section 2.3 of the Agreement is hereby amended to read as follows:

    "The principal office of the Partnership is located at Two North Riverside Plaza, Suite 400, Chicago, Illinois 60606, or such other place as the General Partner may from time to time designate by notice to the Limited Partners."

  3. AMENDMENTS TO CHANGE REFERENCES FROM GENERAL PARTNER TO EQR. The following Sections of the Agreement are hereby amended to change references therein to "General Partner" to references to "EQR."

    (a) Section 3.1;

    (b) Section 3.2;

    (c) Section 4.2(e) (renumbered pursuant to this Amendment as Section
  4.2(b));

    (d) the last sentence of Section 4.5;

    (e) Section 7.1(a)(1);

    (f) the penultimate sentence of Section 7.7(a);

    (g) Section 8.3(a);

    (h) Section 9.3;

    (i) Section 10.3; and

    (j) Section 14.1(b)(6).

  4. GENERAL PARTNERSHIP INTERESTS. The last sentence of Section 4.1(a) is hereby amended to read as follows:

  "A number of Partnership Units held by EQR equal to one percent (1%) of all outstanding Partnership Units shall be deemed to be a General Partnership Interest and a number of Partnership Units held by ERP equal to one percent (1%) of all outstanding Partnership Units shall be deemed to be a General Partnership Interest."

  5. DELETION OF REQUIREMENT TO CONTRIBUTE FUNDS. Section 4.1(b)(2) of the Agreement is hereby deleted in its entirety.

  6. EQR'S SHARES NOT EQUATED TO PARTNERSHIP UNITS. Sections 4.2(b), 4.2(c) and 4.2(d) of the Agreement are hereby deleted in their entirety and paragraph
(e) of Section 4.2 is hereby redesignated as paragraph (b) of Section 4.2.

  7. DISTRIBUTION OF ERP COMMON UNITS IN LIQUIDATION. The Agreement is hereby amended by adding thereto a new Section 5.5, which shall read as follows:

    "5.5 DISTRIBUTION OF ERP COMMON UNITS. Notwithstanding anything to the contrary in this Agreement, the ERP Common Units which may be received by the Partnership pursuant to the Asset Contribution Agreement may

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  be distributed to the Partners in liquidation of the Partnership on the basis of one ERP Common Unit for each Partnership Unit then outstanding."

  8. CONFORMING AMENDMENT. The proviso at the end of Section 7.1(a)(3) is hereby amended to read as follows:

  "provided, further, that the sale of all or substantially all of the assets of the Partnership shall require the Consent of a majority of the Percentage Interests of the Limited Partnership Interests (including Limited Partnership Interests held by the General Partner)."

  9. SALE OF ALL ASSETS PERMITTED. Section 7.2(a) of the Agreement is hereby amended to read as follows:

    "(a) take any action which would make it impossible to carry on the ordinary business of the Partnership, except as otherwise provided in this Agreement (it being understood and agreed that, subject to Section 7.1(a)(3), a sale of any or all of the assets of the Partnership, for example, would be an ordinary part of the Partnership's business and affairs and is specifically permitted hereby);"

  10. OUTSIDE ACTIVITIES OF EQR. Section 7.5 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

    "Section 7.5 INTENTIONALLY OMITTED."

  11. ASSET CONTRIBUTION AGREEMENT PERMITTED. Section 7.6(c) of the Agreement is hereby amended to read as follows:

    "(c) CONTRACT WITH GENERAL PARTNER. Except as expressly permitted by this Agreement and except as contemplated by the Asset Contribution Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable and no less favorable to the Partnership than would be obtained from an unaffiliated third party in connection therewith."

  12. ACTION TO MAINTAIN REIT STATUS OF EQR. Section 7.9(d) of the Agreement is hereby amended to read as follows:

    "(d) ACTIONS TO MAINTAIN REIT STATUS OR AVOID TAXATION OF
  EQR. Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of EQR to continue to qualify as a REIT or (ii) to avoid the incurrence of any taxes by EQR under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners."

  13. TITLE TO PARTNERSHIP ASSETS TRANSFERRED TO ERP PURSUANT TO ASSET CONTRIBUTION AGREEMENT. The third sentence of Section 7.10 of the Agreement is hereby amended to read as follows:

  "The General Partner hereby declares and warrants that, except for Partnership assets contributed to ERP pursuant to the Asset Contribution Agreement, any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable."

  14. ADJUSTMENT TO OUTSTANDING UNITS. Section 8.5(b) of the Agreement is hereby amended to read as follows:

    "(b) ADJUSTMENTS TO OUTSTANDING PARTNERSHIP UNITS AND NOTIFICATION OF CHANGES IN UNIT ADJUSTMENT FACTOR. The number of outstanding Partnership Units shall be subject to adjustment from time to time by the Unit Adjustment Factor. The Partnership shall notify each Limited Partner in writing of any change made to the Unit Adjustment Factor within ten (10) Business Days of the date such change becomes effective."

  15. TRANSFER OF GENERAL PARTNER'S PARTNERSHIP INTEREST.

  (a) Section 11.2(a) of the Agreement is hereby amended to read as follows:

    "(a) GENERAL. In no event may the General Partner at any time assign, sell, transfer, pledge, hypothecate or otherwise dispose of all or any portion of its General Partnership Interest except by operation of law."

  (b) Section 11.2(c) of the Agreement is hereby deleted in its entirety.

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  16. NO REQUIREMENT TO SELL ERP UNITS RECEIVED UPON LIQUIDATION. Section 13.2
of the Agreement is hereby amended by adding at the end thereof a new sentence which reads as follows:

  "Notwithstanding anything to the contrary contained herein (including, without limiting the generality of the foregoing, Section 13.2(a)(4)), the General Partner shall cause the Partnership to distribute the ERP Common Units received by the Partnership pursuant to the Asset Contribution Agreement in liquidation of the Partnership Units on the basis of one ERP Unit for each outstanding Partnership Unit. The General Partner shall be under no obligation to sell such ERP Common Units. The Partnership may remain in existence and undertake the activities as contemplated by Section 6 of the Asset Contribution Agreement as part of its winding up."

  17. NO PRIOR AMENDMENT. The Limited Partners of the Partnership hereby ratify, approve and confirm in all respects the decision of the Board of Directors of Evans Withycombe Residential, Inc. not to present the 11.2 Amendment to the Limited Partners of the Partnership, with the same force and effect as if the Limited Partners of the Partnership had voted against the adoption of the 11.2 Amendment.

  18. ELIMINATION OF CERTIFICATES FOR UNIT.

  (a) The definition of Partnership Unit is hereby amended by deleting the second sentence thereof.

  (b) The Agreement is hereby amended by deleting Exhibit D thereof in its entirety.

  19. REFERENCE TO AND EFFECT ON THE PARTNERSHIP AGREEMENT.

  (a) At and after the Effective Time, each reference in the Partnership Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Partnership Agreement shall mean and be a reference to the Partnership Agreement as amended by this Amendment.

  (b) The Partnership Agreement as amended and restated as of August 17, 1994 and as amended by this Amendment shall remain in full force and effect and is hereby ratified and confirmed.

  20. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

  21. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

  22. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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  IN WITNESS WHEREOF, the Partners have executed this Amendment as of the
Effective Time.

                                      GENERAL PARTNERS:

                                      EQUITY RESIDENTIAL PROPERTIES TRUST, a
                                      Maryland real estate investment trust,
                                      General Partner

                                      By: Shelley Dunck
                                         --------------------------------------

                                        Title: Vice President
                                              ---------------------------------

                                      ERP OPERATING LIMITED PARTNERSHIP, an
                                      Illinois limited partnership

                                      By: EQUITY RESIDENTIAL PROPERTIES TRUST,
                                         a Maryland real estate investment
                                         trust, its general partner

                                         By: Shelley Dunck
                                            -----------------------------------

                                           Title: Vice President
                                                 ------------------------------

                                      LIMITED PARTNERS:

                                      EQUITY RESIDENTIAL PROPERTIES TRUST, a
                                      Maryland real estate investment trust,
                                      Limited Partner, as attorney-in-fact for the Limited Partners

                                      By: Shelley Dunck
                                         --------------------------------------

                                         Title: Vice President
                                               --------------------------------

                                      ERP OPERATING LIMITED PARTNERSHIP, an
                                      Illinois limited partnership, Limited
                                      Partner, as attorney-in-fact for the
                                      Limited Partners

                                      By: EQUITY RESIDENTIAL PROPERTIES TRUST,
                                         a Maryland real estate investment
                                         trust, its general partner

                                         By: Shelley Dunck
                                            -----------------------------------

                                           Title: Vice President
                                                 ------------------------------

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